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                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Stephen K. Workman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Finisar Corporation (the "Company") on Form 10-Q for the quarter ended July 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 10, 2003                       /s/ Stephen K. Workman
                                         --------------------------------------
                                                  Stephen K. Workman
                                          Senior Vice President, Finance and
                                                Chief Financial Officer

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Finisar Corporation and will be retained by Finisar Corporation and furnished to the Securities and Exchange Commission or its staff upon request.